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                      METROPOLITAN LIFE SEPARATE ACCOUNT E
                  PREFERENCE PLUS(R) ACCOUNT VARIABLE ANNUITY
                           FINANCIAL FREEDOM ACCOUNT
                        ENHANCED PREFERENCE PLUS ACCOUNT
             METLIFE FINANCIAL FREEDOM SELECT (R) VARIABLE ANNUITY

                                   ISSUED BY
                      METROPOLITAN LIFE INSURANCE COMPANY

                       SUPPLEMENT DATED OCTOBER 18, 2007
                                       TO
               PROSPECTUSES DATED APRIL 30, 2007, AS SUPPLEMENTED

This Supplement provides information in addition to that contained in the Prospectus dated April 30, 2007, as Supplemented for each Contract listed above. It should be read in its entirety and kept together with your Prospectus for future reference. If you would like a copy of the Prospectus, write to us at 1600 Division Road, West Warwick, RI 02893 or call us at (800) 638-7732 to request a free copy.

Recently, the IRS announced new regulations affecting 403(b) plans and arrangements. As part of these regulations, employers will need to meet certain requirements in order for their employees' annuity contracts that fund these programs to retain a tax deferred status under 403(b). These regulations are generally effective January 1, 2009. Prior to the new rules, transfers of one annuity contract to another would not result in a loss of tax deferred status under 403(b) under certain conditions (so-called "90-24 transfers"). The new regulations have the following effect regarding transfers: (1) a newly issued contract funded by a transfer which is completed AFTER September 24, 2007, is subject to the employer requirements referred to above; (2) additional purchase payments made AFTER September 24, 2007, to a contract that was funded by a 90-24 transfer ON OR BEFORE September 24, 2007, MAY subject the contract to this new employer requirement.

In consideration of these regulations, we have determined to only make available the Contract/Certificate for purchase (including transfers) where your employer currently permits salary reduction contributions to be made to the Contract/Certificate.

If your Contract/Certificate was issued previously as a result of a 90-24 transfer competed on or before September 24, 2007, and you have never made salary reduction contributions into your Contract/Certificate, we urge you to consult with your tax advisor prior to making additional purchase payments.

PLEASE RETAIN THIS SUPPLEMENT AND KEEP IT WITH THE PROSPECTUS FOR FUTURE REFERENCE.



200 PARK AVENUE
NEW YORK, NY 10166                                                (800) 638-7732